UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
         the Securities Exchange Act of 1934 (Amendment No.      )

Filed  by  the  Registrant    X

Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

   Preliminary  Proxy  Statement

   Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
14a-6(e)(2))

   Definitive  Proxy  Statement

X  Definitive  Additional  Materials

   Soliciting  Material  Pursuant  to  Sec.240.14a-12


                        N-VIRO INTERNATIONAL CORPORATION

                (Name of Registrant as Specified In Its Charter)





    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

X  No  fee  required.

   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:






(2)  Aggregate  number  of  securities  to  which  transaction  applies:






(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):






(4)   Proposed  maximum  aggregate  value  of  transaction:






(5)  Total  fee  paid:





  Fee  paid  previously  with  preliminary  materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount  Previously  Paid:






(2)  Form,  Schedule  or  Registration  Statement  No.:






(3)   Filing  Party:






(4)  Date  Filed:








                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606
               ---------------------------------------------------

CHANGE IN PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 30, 2005

               ---------------------------------------------------

TO  OUR  STOCKHOLDERS:

     We have changed our proxy solicitation card used for voting your shares at our Annual Meeting of Stockholders to be held on Thursday, June 30, 2005, that was previously filed with the Securities and Exchange Commission on April 22, 2005, and previously sent to you. The changes remove the option to vote "Against" for Proposal #3, Election of Directors and also adds information concerning voting via a toll-free telephone number and the Internet. Please note that a vote to "Withhold" has the same result as an "Against" vote. The proxy card concurrently sent to you with the enclosed revised Proxy Statement is correct and we encourage you to send in your vote early via the mail, or if more convenient, via the toll-free telephone number or the Internet. Specific instructions are included on your card.


                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                              /s/  James  K.  McHugh
                              ----------------------
                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
June  7,  2005

[N-Viro  International  Corporation  logo]
c/o  Corporate  Election  Services
P.  O.  Box  1150
Pittsburgh,  PA  15230


VOTE  BY  TELEPHONE
Have  your  proxy  card available when you call Toll-Free 1-888-693-8683 using a touch-tone  phone  and  follow  the  simple  instructions  to  record your vote.
--------------------------------------------------------------------------------

VOTE  BY  INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.
--------------------------------------------------------------------------------

VOTE  BY  MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 1 5230-1150.





Vote by Telephone . . . . . . . . . .  Vote by Internet             Vote by Mail
Call Toll-Free using a. . . . . . . .  Access the Website and cast  Return your proxy in the
touch-tone telephone: 1-888-693-8683   your vote:  www.cesvote.com  postage-paid envelope provided
-------------------------------------  ---------------------------  ------------------------------



                       Vote 24 hours a day, 7 days a week!

  If you vote by telephone or Internet, please do not send your proxy by mail.

                                [graphic omitted]



                   PROXY CARD MUST BE SIGNED AND DATED BELOW.
           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

[N-Viro  International  Corporation  logo]

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2005.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints Daniel J. Haslinger and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio on June 30, 2005 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Dated:               ,  2005
      ---------------


----------------------------------
Signature


----------------------------------
Signature
Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

           Please fold and detach card at perforation before mailing.


N-VIRO  INTERNATIONAL  CORPORATION                                         PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS I DIRECTORS AND FOR PROPOSAL 4.


1.   PROPOSAL  TO  APPROVE  AN  AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
     DELETE  ARTICLE  FIVE  OF  THE  CERTIFICATE  IN  ITS  ENTIRETY.

      FOR           AGAINST           ABSTAIN


2. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DELETE ARTICLE TEN OF THE CERTIFICATE IN ITS ENTIRETY.

      FOR           AGAINST           ABSTAIN


3.     ELECTION  OF  CLASS  I  DIRECTORS

   Nominees:   1. R.  Francis  DiPrete       FOR        WITHHOLD
               2. Daniel  J.  Haslinger      FOR        WITHHOLD
               3. Carl  Richard              FOR        WITHHOLD
               4. Joseph  H.  Scheib         FOR        WITHHOLD


4.     RATIFY  THE  APPOINTMENT  OF  UHY  LLP  AS  INDEPENDENT  AUDITORS

      FOR           AGAINST           ABSTAIN


 PLEASE  CHECK  HERE  IF  YOU  PLAN  TO  ATTEND  THE  ANNUAL  MEETING

            Continued and to be signed and dated on the reverse side.